Exhibit 99.1

CONSULTING AGREEMENT

THIS CONSULTING AGREEMENT (“Agreement”) is entered into as of September 14, 2013, (“Effective Date”) by and between Sucampo AG, with offices located at  Baarerstrasse 22, CH-6300, Zug, Switzerland (“Sucampo”) and Peter Lichtlen MD, PhD, BBA with offices located at Seehaldenstrasse 83, CH-8800, Thalwil, Switzerland (“Consultant”).

WHEREAS, Sucampo, along with its affiliates including Sucampo Pharma Europe, Ltd., Sucampo Pharma Americas, LLC, and Sucapo Pharma Ltd., is engaged in the business of developing, marketing and distributing ethical pharmaceutical products;

WHEREAS, Sucampo Pharma Europe, Ltd. and Sucampo Pharma Americas, LLC,  are contractually engaged to perform obligations of Sucampo AG, and may perform such obligations under this agreement;

WHEREAS, Consultant has an unrestricted license to practice medicine, holds a PhD in Molecular Biologyand has specific knowledge, skills and experience in the field of Gastroenterology and Ophthamology; and

WHEREAS, Sucampo has identified a need for a consultant with Consultant’s knowledge, skills and experience to provide certain consulting services as defined herein.

NOW THEREFORE, in consideration of the mutual covenants and promises set forth below, and other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereby agree as follows:

1.               CONSULTING SERVICES.

(A)
Generally.  Sucampo hereby engages Consultant as an independent contractor and not as an employee and Consultant hereby accepts such engagement to provide consulting related to his specialty in connection with OIC filings in Europe (to address additional questions and assist with label negotiation as needed), as well as continued support on the NICE model development and back-up medical support for the pediatric studies, and to assist with partnering discussions and due diligence.

(B)
Performance Standards.  Consultant shall at all times use his or her best efforts and all due diligence in performing the Services.  All Services shall be performed in accordance with generally accepted professional standards, the applicable rules, guidelines and codes, and to Sucampo’s reasonable satisfaction.

(C)
Disclosure. Consultant shall declare that he is a consultant of Sucampo whenever he  writes or speaks in public about a matter that is the subject of this Agreement or any other issue relating to Sucampo.  Consultant shall acknowledge Sucampo’s support given under this Agreement during any presentation and in any materials produced under this Agreement.

2.                COMPENSATION.

(A)
Consultant’s Fees.  In consideration of Consultant’s performance of the Services, Sucampo will pay Consultant 250CHF/hour, which represents a fair market value for the Services performed. Sucampo shall pay Consultant for a minimum of twenty (20) hours per week, unless Consultant is on vacation or otherwise unable to work during such week. Consultant shall not work more than forty (40) hours per week without prior approval from either Taryn Joswick or Greg Deener at Sucampo.

(B)
Expense Reimbursement.  Sucampo will reimburse reasonable expenses incurred by Consultant in connection with performance of the Services provided that such expenses are approved by Sucampo in advance of the date they are incurred and conform to any applicable internal policy of Sucampo.

(C)
Billing and Payment.  Consultant shall submit invoices to Sucampo on a monthly basis for all Services provided during the preceding month, if applicable.  All invoices shall include a detailed description of the Services performed broken down by project, as applicable, and shall be e-mailed in .pdf format to SAGap@sucampo.com. Sucampo shall pay each invoice within thirty (30) days of receipt.

(D)
Reporting.  Consultant understands and agrees that Sucampo will report Consultant’s compensation and reimbursed expenses under this Agreement to the extent that Sucampo, in its sole opinion, believes that it is required to do so by applicable laws, regulations or guidelines.

3.               TERM; TERMINATION.

(A)	Term. This Agreement shall commence as of the Effective Date and shall continue through March 31, 2014 (“Term”) unless terminated sooner as provided herein.

(B)         Termination.

Without Cause.  Either party may terminate this Agreement at any time without cause upon sixty (60) days’ written notice to the other party.

(C)
Return of Information.  Upon termination of this Agreement for any reason, Consultant shall return any and all written information and other materials disclosed by or on behalf of Sucampo pursuant to this Agreement.

4.
CONFIDENTIALITY.  Consultant acknowledges that in performance of the Services, Consultant may have access to and gain knowledge of confidential information of Sucampo and its affiliates and business partners, including, but not limited to, the terms of this Agreement, business practices, discoveries, ideas, formulations, costs and pricing data, techniques, programs, marketing plans, strategies and tactics, research and development information, data relating to the approval, administration, use or experience relating to any product of Sucampo or any of its affiliates or business partners (whether marketed or in development), and financial and technical information (“Confidential Information”).  Consultant agrees that Consultant will not use or disclose Confidential Information for any reason other than to carry out the Services under this Agreement without the prior written consent of Sucampo.  The foregoing restrictions on use and disclosure shall not apply to Confidential Information which Consultant can prove:

(A)         was or became public knowledge through no fault of Consultant;

(B)	was disclosed to Consultant by a third party who was not bound by any confidentiality restriction and did not so bind Consultant; or

(C)
was required to be disclosed by law, court order or other governmental order on demand; provided Consultant shall immediately notify Sucampo in writing and allow Sucampo to attempt to limit disclosure by appropriate legal means.  Failing such efforts Consultant shall use its best efforts to maintain the confidentiality of the Confidential Information being disclosed to the greatest extent possible.

This Section 4 shall survive any termination of this Agreement.

5.
SANCTIONS OR DEBARMENT.  Consultant represents and warrants that Consultant is not and has never been debarred, prohibited or restricted, or under consideration to be debarred, prohibited or restricted, by a competent professional or regulatory authority from working in healthcare or from working in or providing services to, any pharmaceutical or biotechnology company.  Consultant shall immediately notify Sucampo if the foregoing representation becomes untrue, or if Consultant is notified by any enforcement agency, competent professional or regulatory authority that an investigation of Consultant has begun which could lead to such sanction or debarment.

6.                CONFLICTS OF INTEREST.  Consultant represents and warrants that:

(A)
the terms of this Agreement do not violate the terms of any other contractual or legal obligation Consultant may owe to any employer, affiliated institution or other third party or any applicable policy of such employer, affiliated institution or third party;

(B)
Consultant has disclosed to Sucampo any potential conflict of interest in connection with Consultant’s provision of Services and will disclose to Sucampo any such potential conflict that may arise during the Term hereof;

(C)	Consultant has taken all steps reasonably necessary to mitigate any potential conflict of interest that may result from Consultant’s performance of Services hereunder; and

(D)
Consultant has made all necessary disclosures regarding this Agreement to employers, affiliated institutions and/or other entities, including professional associations, and, where required by applicable laws, guidelines or institutional polices, has obtained all necessary approvals or other permissions to enter into this Agreement and to perform its obligations hereunder.

7.
COMPLIANCE WITH LAW.  Each party shall perform its obligations under this Agreement in compliance with all applicable laws, regulations, guidance, and ethical standards, including the EFPIA Code of Practice on the promotion of prescription-only medicines to, and interactions with, healthcare professionals and the Code of Conduct of the Pharmaceutical Industry in Switzerland (Pharma Code).  The parties acknowledge and agree that the Services do not involve the counseling or promotion of any activity that violates any Swiss federal or canton law.

Where required by law, regulation or professional code of conduct or ethical obligation, Consultant agrees to submit, or will submit in due time, a written declaration of interest and this Agreement to any applicable official panel or body of which Consultant is a member and that may be relevant to Sucampo’s business, in particular the relevant association(s) of physicians to which Consultant belongs.

8.
INTELLECTUAL PROPERTY.  Consultant agrees that any information, inventions, discoveries, innovations, communications or reports conceived, reduced to practice, made or developed by Consultant under this Agreement shall be promptly disclosed to Sucampo and shall be the sole and exclusive property of Sucampo.  Consultant further agrees that all information and written materials prepared in the performance of Services and copyright therein shall immediately vest in Sucampo.  During the Term hereof and thereafter, Consultant shall fully cooperate with and assist Sucampo in filing and prosecuting patent, trademark and copyright applications and otherwise protecting Sucampo’s rights to the intellectual property described in this Section.  In this regard, Consultant shall execute such assignments and other documents as Sucampo deems necessary to protect its rights to any such intellectual property.  Consultant shall not present or publish, or submit for publication, any work describing or resulting from the Services without the prior written consent of Sucampo.

9.
DATA PROTECTION. Consultant consents to Sucampo holding and processing data relating to him or her (including data obtained pursuant to Section 11 of this agreement) for legal, personnel, administrative and management purposes relating to this Agreement and in particular to the processing of any “sensitive personal data” (as legally defined in the Swiss Data Protection Act).  Consultant consents to Sucampo making such information available to any affiliate of Sucampo, those who provide products or services to Sucampo or any affiliate of Sucampo (such as advisers), regulatory authorities, governmental or quasi-governmental organizations, potential purchasers of Sucampo or any part of its business, and any other business contacts of Sucampo or any affiliate of Sucampo, in each case to further the business interests of Sucampo or any affiliate of Sucampo.  For these purposes, Consultant consents to the transfer of such information to such entities in countries outside Switzerland and the European Economic Area, such as the United States or Japan, which may not offer the same level of data protection as Switzerland.  Consultant shall have a right of access to Consultant’s personal data for the purposes of rectifying such data.

10.
ANTI-CORRUPTION.  In its performance of this Agreement Consultant shall adhere to business practices that are in accordance with the letter and spirit of all applicable laws, statutes, and regulations relating to anti-bribery and anti-corruption (including, but not limited to, the US Foreign Corrupt Practices Act 1977 and the UK Bribery Act 2010) as well as Sucampo’s anti-bribery and anti-corruption policies and the following ethical principles:

(A)
All transactions in connection with this Agreement shall be accurately reflected in Consultant’s records.  Sucampo or its designee shall have the right, at any time during the term of this Agreement and for a period of two years thereafter, to audit Consultant’s financial and other books and records relating to its performance under this Agreement.

(B)
Consultant shall not offer, promise or pay any money, gift, loan, gratuity or anything else of value, either directly or indirectly, to any person for the purpose of influencing decisions or actions with respect to Sucampo’s business.

(C)	Consultant shall promptly report to Sucampo any request or demand for any undue financial or other advantage of any kind received by Consultant in connection with the performance of this Agreement.

(D)
Sucampo shall have the right to immediately terminate this Agreement, without any penalty, liability to Consultant for any fees, reimbursements or other compensation under this Agreement or obligation to pay damages, in the event that Sucampo should receive information which, in its sole discretion, it determines to be evidence of a violation of the business practices mentioned in this clause by Consultant and Consultant shall defend and indemnify Sucampo for any third-party loss, cost, claim, or damage resulting from the breach of this section and Sucampo’s termination of this Agreement. If Sucampo determined to have received such information and/or determined there was evidence of a violation it will share the entire evidence and/or rationale for termination of the agreement with the Consultant to the extent permitted by law or the regulatory authorities.

Consultant has not received any notice, subpoena, demand, or other communication (whether oral or written) from any governmental authority at any time in the last five years regarding Consultant’s actual, alleged or possible violation of, or failure to comply with, any anti-bribery and anti-corruption laws and, to its best knowledge, Consultant is not now, and has not been at any time in the last five years, the subject of any governmental investigation, audit, suit, or proceeding (whether civil, criminal, or administrative) regarding his or her violation of, or failure to comply with, any anti-bribery and anti-corruption laws.

11.
AUTHORIZATION TO RECORD SERVICES.  In exchange for the compensation to be paid hereunder, Consultant, on Consultant’s behalf and on behalf of Consultant’s heirs and legatees, hereby authorizes Sucampo, any of its corporate affiliates (each a “Sucampo Company,” collectively, the “Sucampo Companies”) and anyone acting with the approval or upon the authority of Sucampo or any Sucampo Company, permission to:  (A) make, take or create photographs, video recordings, audio recordings and transcriptions of Consultant performing the Services (collectively, the “Records”); (B) copy, print, make composites or reproductions of and otherwise use for internal purposes any or all of the Records in color or otherwise, either with or without accompanying audio or printed reproductions of comments, slides, presentations, statements or conversations made by Consultant or attendees during the course of the Services defined in this agreement.  CONSULTANT, ON CONSULTANT’S BEHALF, AND ON BEHALF OF CONSULTANT’S SUCCESSORS, ASSIGNS, HEIRS AND LEGATEES, HEREBY IRREVOCABLY WAIVES AND RELEASES THE SUCAMPO COMPANIES FROM ANY DEMAND, CLAIM OR CAUSE OF ACTION CONSULTANT MIGHT OTHERWISE HAVE AGAINST THE SUCAMPO COMPANIES WITH RESPECT TO THE CREATION AND USE OF RECORDS AS CONTEMPLATED BY THIS SECTION.  Consultant will in a timely manner provide Sucampo with a copy of any presentation Consultant prepares and delivers pursuant to this Agreement in electronic format.  This paragraph shall survive the expiration or termination of this Agreement.

12.
NO INDUCEMENT.  The parties acknowledge and agree that the compensation paid to Consultant pursuant to this Agreement:  (A) constitutes fair market value for the Services; (B) imposes no obligation upon Consultant to promote or otherwise encourage the prescription, recommendation, purchase, supply, sale or administration of the products of Sucampo or its affiliates; and (C) is not intended to reward past practices. (D) does not invalidate any part of the separation agreement signed between Sucampo and the Consultant 1 September 2013; specifically it does not invalidate any element of the severance payment by Sucampo to the consultant that Sucampo has obligated itself under that separation agreement by 24 September 2013.  Nothing in this Agreement is intended to interfere with any doctor-patient relationship.

13.
RELATIONSHIP OF THE PARTIES.  Consultant shall be an independent contractor and shall not be an employee of Sucampo for any purpose.  The Services provided by Consultant are outside of the scope of services provided by Sucampo.  Sucampo therefore does not control the content of Consultant’s opinions within the agreed-upon scope of work, nor does Sucampo control the place where or the methods by which the Consultant performs the Services.  Consultant is solely responsible with respect to, and will pay, all self-employment taxes, income taxes, and social security contributions, and any other taxes or sums due to the Swiss federal or canton governments or authorities, and any relevant Swiss authorities on account of Consultant’s performance of the Services under this Agreement.

14.
MISCELLANEOUS.  This Agreement contains the entire understanding between the parties concerning the subject matter of this Agreement and no modification, amendment or waiver of any of the provisions of this Agreement shall be effective unless in writing and signed by both parties.  Consultant shall perform all of the Services personally and may not delegate or assign any rights, duties or obligations under this Agreement in whole or in part without the prior written consent of Sucampo.  Sucampo may assign this Agreement to an affiliate of Sucampo AG without the prior written consent of Consultant. This Agreement shall be governed by and construed in accordance with the laws of Switzerland.  If any provision of this Agreement is or becomes invalid, illegal or unenforceable in any respect, it shall be ineffective to the extent of such invalidity, illegality or unenforceability and the remaining provisions of this Agreement shall remain in effect.  This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all counterparts put together shall constitute one and the same agreement.  Sucampo will not be liable for any loss, injury or damage incurred by Consultant or by a third party as a result of Consultant’s performance of the Services, including any loss, injury or damage resulting from the Consultant’s negligent or willful act or omission.  Consultant shall indemnify and hold Sucampo harmless from any liability, loss, cost, or expense (including attorneys’ fees and costs) incurred by Sucampo as a result of Consultant’s negligent or willful act or omission.  Without limiting Sucampo’s rights in any way, Consultant agrees that Sucampo shall be entitled to seek injunctive relief to prevent any actual or threatened breach or continuing breach of this Agreement by Consultant since such actual or threatened breach would cause irreparable harm to Sucampo for which remedies at law would not be adequate.

IN WITNESS WHEREOF, the parties have executed this Agreement to be effective as of the Effective Date.

SUCAMPO AG	PETER LICHTLEN MD, PHD, BBA

By: ___________________________	Signature: _______________________

Name: _________________________	ID #: ___________________________

Title: __________________________	Date: ___________________________

Date: __________________________